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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 OCTOBER 6, 2004
                Date of Report (Date of earliest event reported)

                           UNIFAB INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)




           LOUISIANA                      0-29416                72-1382998
(State or other jurisdiction of         (Commission            (IRS Employer
         incorporation)                 File Number)         Identification No.)



                                 5007 PORT ROAD
                           NEW IBERIA, LOUISIANA 70560
               (Address of principal executive offices) (Zip Code)

                                 (337) 367-8291
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 8.01.  OTHER EVENTS.

See the attached Press Release issued by the Company on October 6, 2004.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)     None.

(b)     None.

(c)     Exhibits.

        99.1     Press release issued by the Company on October 6, 2004.





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            UNIFAB INTERNATIONAL, INC.
                                            By:   /s/ Martin K. Bech
                                                  ----------------------
                                            Name: Martin K. Bech
                                            Its:  Vice President, Secretary
                                                  and General Counsel


Dated:  October 7, 2004


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                                 EXHIBIT INDEX


 Exhibits.         Description
 ---------         -----------
   99.1            Press release issued by the Company on October 6, 2004.